                                                                    EXHIBIT 10.1


                            ASSET PURCHASE AGREEMENT
                            ------------------------


     THIS AGREEMENT FOR THE PURCHASE OF ASSETS ("Agreement") is entered into as of the 17th day of May, 1999, by and between TIER TECHNOLOGIES, INC., a California corporation ("Purchaser"), and HUMANA INC., a Delaware corporation ("Seller").

                               W I T N E S S E T H:

     WHEREAS, Seller is engaged in the business of providing health care through a national network of health maintenance organizations;

     WHEREAS, Purchaser is an IT solutions company that was engaged by Seller to integrate various computer systems and develop proprietary software for Seller;

     WHEREAS, Seller, in conjunction with Purchaser, has developed an assortment of tools, processes, policies, procedures, manuals, guidebooks, etc. which collectively have become known as the Project Management System (PMS); and

     WHEREAS, Seller desires to sell and transfer to Purchaser, and Purchaser desires to acquire from Seller, all of the right, title and interest of Seller, as such may be, in the assets that comprise the PMS, upon the terms and conditions contained herein; and

     NOW, THEREFORE, for and in consideration of the promises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   PURCHASE AND SALE OF ASSETS.
     ---------------------------

     1.1  Purchase and Sale.  Subject to the terms and conditions contained
          -----------------
herein, Seller agrees to sell, transfer, convey and assign to Purchaser, and Purchaser agrees to purchase and acquire from Seller for Purchaser's internal business use on client engagements, on the Closing Date (as hereinafter defined), all of Seller's right, title and interest in and to all of the assets and properties of Seller which comprise the PMS as the same may exist on the Closing Date (the "Transferred Assets"), including the following:

          (a) The Project Management Database (a.k.a.: Secure Billing Requirements Database) which includes the following: all necessary tables to support requirements, design specifications, testing, problem reports, issues tracking, action item tracking, lessons learned (a.k.a.: Lessons Learned Database), change control (a.k.a.: Change Management Database, and the production of metrics.

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          (b)  Document Deliverable Templates and examples which include: the
               System Segment Specifications (SSS), Software Requirements Specifications (SRS), Interface Requirements Specifications
               (IRS), Software Design Document (SDD), Interface Design Document
               (IDD), Software Test Plan (STP), Software Test Description (STD), Software Test Report, Software Training Plan (TP), Implementation Plan (IP), Conversion Management Plan (CMP), Data Base Design Document (DBDD), Project Management Plan (PMP), Facilities Management Document (FM), Financial Analysis Document, Risk Assessment Report, Project Metrics, and Lessons Learned Document
               (LLD).

          (c)  Methodologies: Project Life Cycle Methodology

          (d) Guidebooks including but not limited to: Software Process Improvement Guidebook, Software Project Planning and Management Guidebook, Peer Review Guidebook, Request for Proposal Guidebook, and the Software Configuration Guidebook.

          (e) Procedures/Practices including, but not limited to: Process Improvement Process, Project Management Plan (PMP) Practices, Project Prioritization Practice, Project Profiling Practice, Project Request Practice, and Project Scheduling Practice.

          (f) Processes related to Business Rules Extraction, SpecPac Development, and Testing Processes as documented in the PMP.

          (g) Policies: including, but not limited to: Software Requirements Management Policy, Software Project Planning Policy, Software Project Tracking and Oversight Policy, Software Subcontract Management Policy, Software Quality Assurance Policy, Software Configuration Management Policy, Organization Process Focus Policy, Organization Process Definition Policy, Training Program Policy, Integrated Software Management Policy, Software Product Engineering Policy, Intergroup Coordination Policy, Peer Review Policy, Issues Management Policy, Project Prioritization Policy, Software Quality Management Policy, Defect Prevention Policy, Technology Change Management Policy, and Process Change Management Policy.

          (h) Presentation briefings related to above stated databases, documents, templates, Guidebooks, Methodologies,
               Procedure/Practices, and Policies.

          (i) All of Seller's proprietary and confidential information contained in the PMS and its components as set forth in (a)-(h) above, including, without limitation (i) trade secrets, technical information, know-how, ideas, designs, processes, procedures, algorithms, discoveries, patents, patent applications, and copyrights, and all improvements thereof, and (ii) all of Seller's intangible property rights relating to the operation of the PMS or otherwise used or useable with respect to the PMS;

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          (j)  All of Seller's trademarks, service marks, and trade names used or useable with respect to the PMS including, without limitation, all registrations and pending applications therefor, and all goodwill associated therewith.

     Purchaser may use the Transferred Assets only for its internal business purposes and, with the exception of the End User License Agreement of even date herewith to Seller, may not sell, license, rent, loan, or otherwise transfer the Transferred Assets to any third party.

     1.2  Purchase Price.  The purchase price for Seller's interest in the
          --------------
Transferred Assets (the "Purchase Price") shall be $2,000,000.00, payable at Closing by wire transfer.

     1.3  Obligations Not Assumed by Purchaser.  Purchaser shall not assume any
          ------------------------------------
obligation or liability of Seller of any kind, and Seller shall pay, satisfy and perform all of its obligations, whether fixed, contingent, known or unknown and whether existing as of the Closing or arising thereafter, which may affect in any way the Seller's interest in the Transferred Assets. Without limiting the generality of the foregoing, under no circumstances shall Purchaser be deemed to assume any liability or obligation of Seller arising out of or relating to (a) any actual or alleged tortious conduct of Seller or any of its employees or agents, (b) any product liability claim, (c) any claim for infringement or breach of warranty or contract by Seller, (d) any claim predicated on strict liability or any similar legal theory, (e) the violation of any law, ordinance or regulation in effect prior to the Closing, (f) any business or business activities of Seller, (g) any liability of Seller for any federal, state or local taxes of any kind or character arising out of Seller's business, or (h) any liability of Seller under or arising by reason of this Agreement. Notwithstanding any other provision of this Agreement, the obligations of Seller pursuant to this Section shall survive the Closing and the transactions contemplated by this Agreement.

     1.4  Closing.  The consummation of the transactions contemplated in this
          -------
Agreement (the "Closing") shall take place at the offices of Tier Technologies, Inc., 1350 Treat Blvd. Suite 250, Walnut Creek, CA 94596 at 10:00 a.m. local time, on or about May 20, 1999 ("Closing Date").

     1.5  Transactions and Documents at Closing.
          -------------------------------------

          (a)  At the Closing:

               (i) Seller shall convey to Purchaser by quitclaim bill of sale (attached hereto as Exhibit 1) all of Seller's right, title and interest in and to the Transferred Assets. Henceforth seller shall make no use thereof and shall not disclose any of the contents thereof or any of the intellectual property rights or trade secrets embodied therein without the prior written consent of Purchaser; and

               (ii) Seller shall transmit the Transferred Assets by "remote communications" (for example, electronic transmission via modem) from Seller's place of business to Purchaser's office in Walnut Creek, California; and

               (iii) upon such transmission by Seller, Purchaser shall pay the Purchase Price in the amount and in the manner set forth in Section 1.2.

          (b) Each party shall, at the request of any other party from time to time and at any time, whether on or after the Closing Date, and without further consideration, execute and deliver such deeds, assignments, transfers, assumptions, conveyances, powers of attorney, receipts, acknowledgments, acceptances and assurances as may be reasonably necessary to procure for the party so requesting, and its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any and all of the Transferred Assets, or otherwise to satisfy and perform the obligations of the parties hereunder.

2.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.
     ---------------------------------------------------

     To induce Purchaser to enter into this Agreement and to purchase the Transferred Assets, Seller represents, warrants and covenants to Purchaser as follows:

     2.1  Enforceability of Agreement.  Seller has the full corporate power
          ---------------------------
and authority to enter into and execute this Agreement and to carry out the transactions contemplated hereby in accordance with its terms. There are no outstanding contracts, demands, commitments or other agreements or arrangements under which Seller is or may become obligated to sell, transfer or assign any of the Transferred Assets. This Agreement and all transactions required hereunder to be performed by Seller have been duly and validly authorized and approved by all necessary corporate action. This Agreement constitutes the valid and legally binding obligation, subject to general equity principles, of Seller, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

     2.2  No Inconsistent Obligations.  Neither the execution and delivery of
          ---------------------------
this Agreement, nor the consummation of the transactions contemplated herein will result in a violation or breach of, or constitute a default under (a) the articles of incorporation or bylaws of Seller, (b) any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment, (c) any writ, order, judgment, decree, law, rule, regulation, or ordinance, (d) any applicable ruling or order of any administrative or governmental body, or (e) any other commitment or restriction, to which Seller is a party or by which any of them or any of the Transferred Assets is subject or bound; nor will such actions result in (i) the creation of any claim, lien, charge or encumbrance on any of the Transferred Assets, (ii) the acceleration or creation of any obligation of Seller, or (iii) the forfeiture of any material right or privilege of Seller.

3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.
     -------------------------------------------

     As an inducement to Seller to enter into this Agreement and to sell the Transferred Assets to Purchaser, Purchaser hereby represents, warrants and covenants as follows:

     3.1  Authorization; No Inconsistent Agreements. Purchaser has full
          -----------------------------------------
corporate power and authority to make, execute and perform this Agreement, and the transactions contemplated hereby. This Agreement and all transactions required hereunder to be performed by Purchaser have been duly and validly authorized and approved by all necessary corporate action on the part of Purchaser. This Agreement has been duly and validly executed and delivered on behalf of Purchaser by its duly authorized officers, and this Agreement constitutes the valid and legally binding obligation of Purchaser enforceable, subject to general equity principles, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions hereby contemplated will constitute a violation or breach of the certificate of incorporation or the bylaws of Purchaser or any provision of any contract or other instrument to which Purchaser is a party or by which any of the assets of Purchaser may be affected or secured, or any order, writ, injunction, decree, statute, rule or regulation to which Purchaser is subject, or will result in the creation of any lien, charge, or encumbrance on any of the assets of Purchaser or acceleration of any debt.

     3.2  Consents.  The execution and delivery of this Agreement by Purchaser
          --------
(a) do not require the consent, approval or action of, or any filing with or notice to, any person, firm or other entity, or any public, governmental or judicial authority, and (b) do not impose any other term, condition or restriction on Seller pursuant to any business combination, takeover or other statute, rule or regulation.

     3.3  No Violation.  Purchaser is not in default under or in violation of
          ------------
(a) its certificate of incorporation or bylaws, or (b) any writ, order, judgment, decree, law, rule, regulation or ordinance, or (c) any applicable ruling or order of any administrative or governmental body.

     3.4  Disclaimer Of Warranties.
          ------------------------

     SELLER MAKES NO WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, REGARDING THE TRANSFERRED ASSETS, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.
PURCHASER ACKNOWLEDGES THAT IT HAS RELIED ON NO WARRANTIES IN ENTERING INTO THIS AGREEMENT AND THAT IT ACCEPTS THE TRANSFERRED ASSETS "AS IS."

     3.5  Limitation Of Liability.
          -----------------------

     IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT.


4.   TERMINATION.
     -----------

     4.1  Termination for Certain Causes.  This Agreement may be terminated at
          ------------------------------
any time prior to or on the Closing Date by Seller or Purchaser upon written notice to the other party as follows, and, upon such termination of this Agreement, no party hereto shall have any liability to the other:

          (a) By Purchaser, if any substantial part of Seller's interest in the Transferred Assets are lost, destroyed, rendered unusable due to fire or other casualty.

          (b) By Purchaser if the terms, covenants or conditions of this Agreement to be complied with or performed by Seller at or before the Closing Date shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by Purchaser.

          (c) By Purchaser, if there is any fact or condition with respect to Seller's interest in the Transferred Assets, or any obligation of Seller, which materially and adversely affects such Assets.

          (d) By Seller, if the terms, covenants or conditions of this Agreement to be complied with or performed by Purchaser at or before the Closing Date shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by Seller.

          (e) By any party, if any action, suit or proceeding shall have been instituted against any party to this Agreement by any third party to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated herein, which, in the good faith opinion of any party, makes consummation of the transactions herein contemplated inadvisable.

5.   MISCELLANEOUS.
     -------------

     5.1  Notices.
          -------

          (a) All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class, certified mail, return receipt requested, or by facsimile transmission to the intended recipient thereof at its facsimile number set out below. Any such notice, demand or communication shall be deemed to have been duly given immediately (if given or made by confirmed facsimile), or three days after mailing, and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted, or that receipt of a facsimile was confirmed by the recipient. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

               (i)  If to Purchaser:   TIER TECHNOLOGIES, INC.
                                       1350 Treat Blvd., Suite 250
                                       Walnut Creek, CA 94596
                                       Attn: Legal Dept.

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                                       Fax: (925) 946-0923



               (ii)  If to Seller:    HUMANA INC.
                                      500 West Main St.
                                      Louisville, KY 40202
                                      Attn:  George W. Vieth
                                      Fax: (502) 580-3639


          (b) Any party may change the address to which notices, requests, demands or other communications to such parties shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

     5.2  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

     5.3  Entire Agreement.  This Agreement supersedes all prior discussions and
          ----------------
agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

     5.4  Governing Law.  The validity and effect of this Agreement shall be
          -------------
governed by and construed and enforced in accordance with the laws of the State of California, without regard to conflicts rules.

     5.5  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns. This Agreement and the rights and obligations of any party hereunder may not be assigned.

     5.6  Partial Invalidity and Severability.  All rights and restrictions
          -----------------------------------
contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

     5.7  Waiver.  Any term or condition of this Agreement may be waived at any
          ------
time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

     5.8  Headings.  The headings of particular provisions of this Agreement are
          --------
inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

     5.9  Number and Gender.  Where the context requires, the use of the
          -----------------
singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

     5.10  Time of Performance.  Time is of the essence.
           -------------------

     5.11  Definition of Knowledge.  The words "known", "to the knowledge of,"
           -----------------------
"to the best knowledge of," "aware" or words of similar import employed in this Agreement with reference to any individual or entity shall be conclusively presumed to mean that the person or entity has made reasonable and diligent efforts under the circumstances to become knowledgeable; in the case of any person other than a natural person, the "knowledge" of such person shall be deemed to be the knowledge of its directors and senior officers.

     5.12  Updates or Enhancements.   This sale does not include, and Seller has
           -----------------------
no obligation to transfer to Purchaser Seller's interest in, any changes, additions, modifications, enhancements, or improvements, if any, made by Seller to the Transferred Assets after the Closing Date.

     5.13  No Maintenance or Support.   Seller is not required to provide any
           -------------------------
maintenance or support services with respect to the Transferred Assets under this Agreement.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                            PURCHASER:

                            TIER TECHNOLOGIES, INC.

                            By: /s/ William Barton
                               -----------------------
                               William Barton
                               President and CTO

                            SELLER:

                            HUMANA INC.


                            By: /s/ George W. Vieth
                               -----------------------------------
                               George W. Vieth, Sr. Vice President

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                                   EXHIBIT 1
                                   ---------

                             Quitclaim Bill of Sale
                             ----------------------

Pursuant to Paragraph 1.5 of the Asset Purchase Agreement, dated May 17, 1999, by and between Tier Technologies, Inc., a California corporation, as "Purchaser", and Humana Inc., a Delaware corporation, as "Seller" (the "Agreement"), Seller hereby sells, conveys and delivers to Purchaser, without warranty, "as is," all of its rights, title and interest, whatever they be, in and to all of the assets and properties of Seller in the Project Management System ("PMS") as described in paragraph 1.1 of said Agreement, which PMS was jointly developed by Seller and Purchaser.

Dated:  ________________, 1999



                            Humana INC.


                            By
                              -------------------------
                              George W. Vieth Jr.
                              Sr. Vice President
                              Market Segment Management